UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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STOCKGROUP INFORMATION SYSTEMS INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Stockgroup Information Systems Inc.	Proxy Statement

NOTICE OF 2008 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JUNE 17, 2008

To Our Stockholders:

Notice is given that the 2008 Annual and Special Meeting (the “Annual Meeting” or the “Meeting”) of the stockholders of Stockgroup Information Systems Inc., a Colorado corporation (the “Company”), will be held at the Company’s offices at 500-750 West Pender Street, Vancouver, British Columbia, V6C 2T7 on June 17, 2008, at 10:00 a.m. (local time), for the following purposes:

1.    to consider and vote on a proposal to elect certain nominees to the Company’s Board of Directors to hold office until the 2009 annual meeting of stockholders of the Company, or until the directors’ have resigned or their respective successors are duly elected or appointed;

2.    to consider and vote on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2008;

3.    to consider and vote on a proposal to amend and restate the Company’s Stock Option Plan to allow for vesting of stock options issued under the plan to occur on such terms as determined by the Board in its discretion and to amend certain definitions contained in the Stock Option Plan;

4.    to consider and vote on a proposal to amend the Company’s Articles of Incorporation to change the name of the Company to Stockhouse Inc. or such other name as determined by the Board of Directors in its discretion and make other changes necessary to facilitate the foregoing actions;

5.    to consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 12, 2008 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF STOCKGROUP INFORMATION SYSTEMS INC.

/s/ Marcus New
Marcus New, President
Vancouver, B.C.
May 15, 2008

Stockgroup Information Systems Inc.	Proxy Statement

Stockgroup Information Systems Inc.
500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF STOCKGROUP
INFORMATION SYSTEMS INC.

TO BE HELD ON TUESDAY, JUNE 17, 2008

The accompanying Form of Proxy is solicited on behalf of the Board of Directors (the “Board”) of Stockgroup Information Systems Inc. (“we”, “us”, “our”, the “Corporation”, the “Company” or “Stockgroup”), to be used at our annual and special meeting of stockholders of the Company to be held at our offices on the 5th Floor at 750 West Pender Street, Vancouver, British Columbia, V6C 2T7 on June 17, 2008, at 10:00 a.m. local time and any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.

This Proxy Statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to stockholders for the fiscal year ended December 31, 2007, are expected to be first mailed to stockholders on or about May 15, 2008. The Board is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

We will bear the expense of this solicitation. In addition to solicitation by use of the mail, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a stockholder's common shares registered in the same name will be represented by one proxy.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Annual Meeting. However, if other matters are properly presented before the Annual Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

WHAT IS A PROXY?

A proxy is your legal designation of another person (the “Proxy”) to vote on your behalf. By completing and returning the enclosed Form of Proxy, you are giving the Proxy the authority to vote your shares in the manner you indicate on your Form of Proxy.

WHO PAYS FOR THIS PROXY SOLICITATION?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Stockgroup Information Systems Inc.	Proxy Statement

WHY DID I RECEIVE MORE THAN ONE FORM OF PROXY?

You will receive multiple Form of Proxies if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your Form of Proxy or other voting information from your broker, and you will return your Form of Proxy to your broker. You should vote on and sign each Form of Proxy you receive.

WHO CAN VOTE?

Only shareholders of record as of the close of business on May 12, 2008 are entitled to receive notice of, attend and vote at our annual meeting. As of May 12, 2008, there are ____________ common shares in the capital of our Corporation issued and outstanding. We have no other voting securities outstanding. Each shareholder of record on May 12, 2008 is entitled to one vote for each common share held.

VOTING INFORMATION

HOW CAN YOU VOTE?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company, 2nd Floor, 510 Burrard Street, Vancouver, B.C. V6C 3B9. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, the amendments to the Stock Option Plan and for the appointment of Deloitte & Touche LLP as the Company’s auditors for the 2008 fiscal year, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder's name on the records of our Corporation. Such shares of common stock will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their shares of common stock

Stockgroup Information Systems Inc.	Proxy Statement

are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings, unless the beneficial shareholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the shares of common stock in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her shares of common stock.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding a majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting as at May 12, 2008 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of the Company who are present at the annual meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

Stockgroup Information Systems Inc.	Proxy Statement

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

  Proposal 1: FOR the election of all seven nominees for the Directors with terms expiring at the 2009 annual meeting of stockholders.

  Proposal 2: FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2008.

  Proposal 3: FOR the amendment and restatement of the Company’s Stock Option Plan to allow for vesting of stock options issued under the plan to occur on such terms as determined by the Board in its discretion and to amend certain definitions contained in the Stock Option Plan.

  Proposal 4: FOR the approval of amendments to the Company’s Articles of Incorporation to change the name of the Company to Stockhouse Inc. or such other name as determined by the Board of Directors in its discretion and make other changes necessary to facilitate the foregoing actions.

What are my choices when voting?

  Proposal 1: You may cast your vote in favor of electing the nominees as Directors or withhold your vote on one or more nominees.

  Proposals 2, 3 and 4: You may cast your vote in favor of or against each proposal, or you may elect to abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

  Proposal 1: FOR the election of all seven nominees for the Directors with terms expiring at the 2009 annual meeting of stockholders.

  Proposal 2: FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2008.

  Proposal 3: FOR the amendment and restatement of the Company’s Stock Option Plan to allow for vesting of stock options issued under the plan to occur on such terms as determined by the Board in its discretion and to amend certain definitions contained in the Stock Option Plan.

  Proposal 4: FOR the approval of amendments to the Company’s Articles of Incorporation to change the name of the Company to Stockhouse Inc. or such other name as determined by the Board of Directors in its discretion and make other changes necessary to facilitate the foregoing actions.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our Corporation;

2.	by submitting a duly executed proxy bearing a later date; or

3.	by attending our annual meeting and expressing the desire to vote your shares of common stock in person (attendance at our annual meeting will not in and of itself revoke a proxy).

Stockgroup Information Systems Inc.	Proxy Statement

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by resolution of the Board of Directors and set out in the notice calling the meeting of shareholders provided that the number of Directors may be not less than two (2) or more than seven (7). All of our current Directors are standing for re-election at our annual meeting. Each Director who is elected will serve until the earlier of our next annual meeting, the date his or her successor has been elected or appointed, or the date of the Director's death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a Director, and if our Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our Board of Directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the shares of common stock represented in person or by proxy at our annual meeting is required to elect each Director. Votes may be cast in favour or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be Directors are listed below. The following information is current as of May 12, 2008, and has been provided by the individuals named:

Name of Nominee	Term	Age	Position	Director Since
Marcus New	2009 Annual Meeting	37	Director, Chief Executive Officer and President	1995
David Caddey	2009 Annual Meeting	58	Director	1999
Louis (Lee) deBoer II	2009 Annual Meeting	55	Director	1999
Patrick Spain	2009 Annual Meeting	55	Director	2004
Stephen Zacharias	2009 Annual Meeting	58	Director	2006
Thomas Baker	2009 Annual Meeting	53	Director	2006
Janet Scardino	2009 Annual Meeting	48	Director	2008

Stockgroup Information Systems Inc.	Proxy Statement

INFORMATION AS TO DIRECTORS

Set forth below is a brief description of the background and business experience of our directors and nominees and for the past five years:

Name	Position with Stockgroup and Principal Occupation and Business Experience for Past Five Years

Marcus New

Director, Founder, President and CEO. Mr. New founded Stockgroup in May 1995 and continues to provide the corporate vision and direction for the Company. A finalist as Entrepreneur of the Year by Ernst & Young Pacific Region in 2005. Mr. New is a recognized leader and sought-after speaker in the industry. Prior to founding Stockgroup, Mr. New served as VP of Investor Relations for AmCan Public Relations Group Inc., a company specializing in investor campaigns for public companies. Mr. New received a Bachelor of Arts degree with a Business major from Trinity Western University.

David Caddey

Director. Retired President of the Space Missions Unit of MDA Corporation, responsible for $300 million in revenues and approximately 900 employees. Mr. Caddey has extensive experience in all facets of business management including mergers and acquisitions, business development, program management and engineering. Mr. Caddey has severed on numerous boards of directors of profit and not-for-profit organizations including past Chair and now a Director of the Aerospace Industries Association of Canada. Mr. Caddey joined our Board of Directors in June 1999, and in addition to being the Chair of the Company’s Board of Directors he is also a member of our Audit Committee and Compensation Committee.

Louis (Lee) deBoer II

Director. Former Chairman, Life Balance Media LLC; Managing Partner, Propeller Partners LLC. Mr. deBoer has over 20 years experience in the strategic development of national media programming, advertising sales and content development. Mr. DeBoer spent 17 years at HBO Inc. culminating in the positions of Executive Vice President of HBO Inc. and President of its international division. Mr. deBoer joined our Board of Directors in October 1999, and he is also a member of our Compensation Committee and Nominating and Corporate Governance Committee.

Patrick Spain

Director. Chairman and CEO of Highbeam Research, Inc., which operates three online research and news services for individuals at www.highbeam.com, www.encyclopedia.com and www.newser.com. He is also the co-founder and former Chairman and CEO of Hoover's, Inc. an online provider of company information headquartered in Austin, Texas. Prior to Hoover’s, Mr. Spain worked in the telecommunications, real estate and consulting industries. Mr. Spain holds a Bachelor of Arts from the University of Chicago in Ancient History and a Juris Doctorate from Boston University. Mr. Spain joined our Board of Directors in August 2004, and he is also a member of our Compensation Committee and Chair of the Company’s Nominating and Corporate Governance Committee.

Stephen Zacharias

Director. Founder and managing director of Transact Capital Partners LLC, a financial advisory firm specializing in business sales, acquisitions and other strategic consulting for privately-held companies. Mr. Zacharias has over 30 years of financial related experience, including experience with numerous acquisition and divestiture transactions, debt financings and capital reorganizations. Before founding Transact Capital Partners LLC, he served as corporate treasurer for Media General Inc. (NYSE: MEG), a Fortune 1000 TV and newspaper media company, and as a board director and audit committee chairman for Hoover’s Inc., an online business information company acquired by Dun & Bradstreet. Mr. Zacharias is also on the board of directors of creditcards.com. Mr. Zacharias joined our Board of Directors in July 2006, and he is also the Chair of our Audit Committee.

Stockgroup Information Systems Inc.	Proxy Statement

Name	Position with Stockgroup and Principal Occupation and Business Experience for Past Five Years

Thomas Baker

Director. Consultant with more than 25 years of experience in print and online media. He was the founder and general manager of The Wall Street Journal Online (wsj.com), a publication of Dow Jones & Company, where he led the start-up effort and grew the Online Journal into a $60 million business unit and the largest paid news and information site on the web. He oversaw The Wall Street Journal’s national radio news network and Dow Jones’ news syndication and licensing business. Mr. Baker has consulted for leading publishers and media companies. He holds a degree from Princeton University and an MBA from Columbia Business School. Mr. Baker joined our Board of Directors in July 2006, and he is also a member of our Compensation Committee and Audit Committees.

Janet Scardino

Director. Ms. Scardino is currently President and Chief Marketing Officer of The Knot, Inc., a NASDAQ listed company. She was the Executive Vice President of Reuters Group PLC. from March 2005 through August 2007 and the Executive Vice President and Managing Director of the Media division of Reuters from January 2006 through August 2007. She also served as Executive Vice President and Global Head of Marketing of Reuters Media from March 2005 through January 2006. Between February 2003 and March 2005, Ms. Scardino was a digital media entrepreneur. From March 2001 to February 2003, Ms. Scardino was Senior Vice President, International Marketing for the America Online division of AOL Time Warner Inc. Between 1998 and 2001, Ms. Scardino was Managing Director for the Disney Channel Italy, a wholly owned subsidiary of The Walt Disney Company. Prior to that, Ms. Scardino served in various positions for MTV Networks from 1987 to 1997, most recently as Vice President, International Marketing for MTV: Music Television.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

EXECUTIVE OFFICERS

The following table sets forth, as of May 12, 2008, the names, ages, positions held with us and principal occupations and business experience for at least the last five years of our executive officers.

Name and Age	Position with Stockgroup and Principal Occupation and Business Experience for Past
Five Years

Marcus New, 37	Please see “Information as to Directors”, above.

Susan Lovell, 40

Chief Financial Officer. Ms. Lovell provides direction on financial strategy for Stockgroup. She was recruited in April 2006 and brings senior management experience in finance, accounting, financial planning and analysis with high-tech companies. Ms. Lovell was formerly with Crystal Decisions, which was acquired by Business Objects in 2003, where she contributed to 15 successive quarters of revenue growth and a 60 point increase in operating margins. Crystal Decisions had revenues of over US$300 million prior to being acquired. Ms. Lovell was also the Controller of GaleForce Solutions, an award-winning provider of CRM software for the financial services industry, and was responsible for developing and leading the information systems audit practice for Ernst & Young LLP in Vancouver.

Stockgroup Information Systems Inc.	Proxy Statement

Bruce Nunn, 44

Vice President, Marketing. Mr. Nunn is responsible for strategic marketing and product management. Prior to joining Stockgroup in September 2005, Mr. Nunn spent seven years as Director of Marketing for Fincentric Corporation, a software provider to the financial services sector. Under Mr. Nunn’s marketing leadership, Fincentric grew from $7 million to $62 million in annual revenue over a 3-year period. Mr. Nunn has also held senior positions at Computer Associates, including product manager for financial products. Mr. Nunn has over 19 years of experience bringing software solutions to market and has been recognized with awards from the International Association of Business Communicators and Advertising Age Magazine.

Subsequent to December 31, 2007, the Company added the following new executive officers, with the names, ages, and principal occupations and business experience for at least the last five years of our executive officers described in the following table:

Name and Age	Principal Occupation and Business Experience

Karl Buhr, 47

Chief Operating Officer. Mr. Buhr joined Stockgroup in January 2008 to lead the execution of the Company’s product and market vision. Previously he was COO of Telemedia Development, a California mobile entertainment content provider, acquired in 2007 by Conectium Ltd. Prior to that he was Operations Director at Eckoh Plc (formerly 365 Plc), a publicly traded UK new-media content and solutions provider. He also spent five years at Kaltek Inc., an Atlanta management consulting company.

Audrey Brownmiller, 49

Vice President, Operations. Ms. Brownmiller leads Stockgroup’s information technology, software production and client services efforts. She joined the company in 2007 from Chancery Software (acquired by Pearson School Systems), where she was Director of Project Management, ultimately leading deployment of information system programs to 160 Canadian DOD schools in North America, the UK and Germany.

Dana Stetson, 48

Vice President, Licensing and Subscription Sales. Mr. Stetson came to Stockgroup in 2008 to lead sales of the Company’s desktop and mobile financial tools. He was previously Director of Broker-Dealer Sales for Lava Trading, a software services company, where he led a 600% revenue increase over two years (Lava Trading is now a subsidiary of Citigroup). Previously he was Vice-President of Sales for dynamicsoft, which was acquired by Cisco Systems.

Family Relationship

There are no family relationships among any of our directors or officers, except for a family relationship between David Caddey and Marcus New. Mr. Caddey is married to the aunt of Mr. New’s wife.

Legal Proceedings

There are currently no legal proceedings to which any of Stockgroup’s directors and officers are a party adverse to Stockgroup or in which any of Stockgroup’s directors and officers have a material interest adverse to Stockgroup.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Corporate Governance Guidelines” which are available at www.stockgroup.com by first clicking on “Investors” and then “Corporate Governance”. The Corporate Governance Guidelines are also available in print to any stockholder who requests it. These principles were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders. On an annual basis, each director and executive officer is obligated to

Stockgroup Information Systems Inc.	Proxy Statement

complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Mandate of the Board of Directors

The mandate of the Board of Directors of the Company is stewardship of the Company on behalf of the shareholders and supervision of the overall management of the Company. In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the US, and as incorporated in the Company’s Corporate Governance Guidelines. The Board is responsible for choosing, assessing and compensating the Chief Executive Officer of the Company. In pursuit of enhancing shareholder value, responsibilities under the Board’s mandate include approval of the Company’s operating plan, capital budget and financial goals. The Board also reviews the Company’s strategic plan and its underlying assumptions before granting final approval. In addition, the Board will ensure that plans are in place for an orderly succession of management. The Board acts as a cohesive team with shared responsibilities and accountabilities that are clearly defined and understood by all members. The Board monitors the performance of management against stated goals and as well, its own effectiveness through regular, formal self-evaluations. The majority of members of the Board will be unrelated and independent from management.

Nominations for Directors

The Board of Directors has appointed a Nominating and Corporate Governance Committee that is responsible for assisting the Board in identifying new director nominees. In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgement, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Nominating and Corporate Governance Committee is responsible for conducting background searches and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

Communications with the Board

We encourage shareholders to submit proposals, questions or concerns to the Board by writing to Mr. Patrick Spain, the Chairman of our Nominating and Governance Committee or any member of our Board. Instructions and contact information for Mr. Spain and the Board of Directors can be found by visiting our website at www.stockgroup.com under “Investors” then “Corporate Governance”. Once a proposal, question or concern is received by Mr. Spain or a Board member, the communication is reviewed and addressed accordingly.

The Board established a Nominating and Governance Committee to monitor our practice against generally accepted governance guidelines, and to determine which guidelines are both practical and beneficial for us. The Nominating and Governance Committee has reviewed our own corporate governance practices, with input and guidance from the Board.

Code of Ethics

The Company’s Code of Ethics and Business Conduct for the Senior Executive Officers and Senior Financial Officers embodies the Company’s global principles and practices relating to the ethical conduct of the Company’s business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business. The Code of Ethics and Business Conduct is available at www.stockgroup.com by first clicking on “Investors” and then “Corporate Governance”. The Code of Ethics and of Business Conduct is also available in print to any stockholder who requests it.

Stockgroup Information Systems Inc.	Proxy Statement

Director Independence

Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. All of our current directors except for Marcus New, our President and Chief Executive Officer, are independent as that term is defined by NASDAQ Rule 4200(a) 15.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2007, our Board held ten meetings. A majority of the directors required to establish a quorum were present at all meetings either in person or by teleconference. The Board of directors had three (3) standing committees during the year: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee(1)	Compensation Committee	Nominating and Corporate Governance Committee
David Caddey	David Caddey	David Caddey
Thomas Baker	Thomas Baker	Lee deBoer
Stephen Zacharias*	Lee deBoer*	Patrick Spain*
Patrick Spain

*Indicates the Chair of the Committee.
(1) Elizabeth DeMarse was a member of the Audit Committee until June 4, 2007. Leslie Landes was a member of the Audit Committee until November 8, 2007.

Audit Committee

Our Audit Committee currently consists of David Caddey, Thomas Baker and Stephen Zacharias. The Audit Committee is governed by a written charter, which can be viewed at www.stockgroup.com under Investors/Corporate Governance. Each of the members of our Audit Committee is independent, as that term is defined by Rule 4200(a) (15) of the National Association of Securities Dealers' listing standards. Mr. Zacharias is our “audit committee financial expert” as defined by the rules of the SEC. The function of the Audit Committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The Audit Committee also reports to our Board with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended December 31, 2007, the Audit Committee met eight times. A majority of the members of the Audit Committee required to establish a quorum were present at all meetings either in person or by teleconference.

Report of the Audit Committee

The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process. For the year ended December 31, 2007, the audit committee has:

(1)	reviewed and discussed the audited consolidated financial statements with our Corporation's management;

(2)

discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

(3)

received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

Stockgroup Information Systems Inc.	Proxy Statement

(4)

recommended to our Board of Directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-KSB for the period ended December 31, 2007, based on the review and discussions referred to above.

Compensation Committee

Our Compensation Committee currently consists of Lee deBoer, David Caddey, Patrick Spain and Thomas Baker and is governed by a written charter which can be viewed at www.stockgroup.com The Compensation Committee met three times during the fiscal year ended December 31, 2007. The meetings were attended by all of the members of the committee either in person or by teleconference. The Compensation Committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers, which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. No member of our Compensation Committee was, during the fiscal year ended December 31, 2007 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Report of the Compensation Committee

Compensation paid to our Corporation's executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our Compensation Committee considers our financial position and cash flow in making compensation decisions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (the “Committee”) currently consists of Patrick Spain, Lee deBoer and David Caddey, and is governed by a written charter which can be viewed at www.stockgroup.com under Investors/Corporate Governance. The Committee was formed in 2004. During 2007, the nominating Committee did not receive a recommended nominee for director from a security holder that beneficially owned more than 5% of our common share under rule (407)(c)(ix) of Regulation S-B. The Committee's duties include recommending candidates to the Board for appointment or election to the Board, assisting in attracting new Board members, making recommendations to the Board regarding Board structure, composition, and rotation, reviewing CEO and other senior officer succession plans, monitoring compliance with the Insider Trading Policy and Whistleblower Policy, and nominating a member to act as Designated Officer for the Whistleblower Policy. During the fiscal year ended December 31, 2007, the Nominating and Corporate Governance Committee met once. The meetings were attended by all of our members either in person or by teleconference. No member of the Committee was, during the fiscal year ended December 31, 2007 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Nominees Recommended by Security Holders

The Nominating and Corporate Governance Committee will consider nominees recommended by security holders. Recommendations by security holders must be made in writing to the attention of Chairman, Nominating and Corporate Governance Committee, Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

COMPENSATION OF DIRECTORS

The following table shows the amount of compensation earned by our independent directors in 2007. We compensate our independent directors with directors’ fees and stock options. Option awards represent the fair value of option awards granted in 2007.

Stockgroup Information Systems Inc.	Proxy Statement

	Fees				Nonqualified
	Earned			Non-equity	Deferred	All Other
	or Paid	Stock	Option	Incentive Plan	Compensation
	in Cash	Awards	Awards	Compensation	Earnings ($)	Compensation	Total
Name(1)	($)	($)	($)	($)		($)	($)

Leslie Landes (2)	9,831	Nil	6,310	Nil	Nil	Nil	16,141

David Caddey	11,600	Nil	15,745	Nil	Nil	Nil	27,345

Louis deBoer II	8,600	Nil	15,745	Nil	Nil	Nil	24,345

Patrick Spain	8,600	Nil	15,745	Nil	Nil	Nil	24,345

Elizabeth DeMarse (3)	4,833	Nil	Nil	Nil	Nil	Nil	4,833

Stephen Zacharias	11,600	Nil	15,745	Nil	Nil	Nil	27,345

Thomas Baker	8,600	Nil	15,745	Nil	Nil	Nil	24,345

TOTAL	63,664	Nil	85,035	Nil	Nil	Nil	148,699

(1) Marcus New, one of our directors, is also our President and Chief Executive Officer and a named executive officer. Mr. New does not receive any additional compensation as a director. See “Summary Compensation Table” below for disclosure relating to his compensation.
(2) Mr. Landes resigned from the Company’s Board of Directors effective November 8, 2007.
(3) Ms. DeMarse did not stand for re-election to the Company’s Board of Directors at the Company’s annual general meeting on June 4, 2007.

Commencing for the compensation year beginning June 1, 2006, each director receives an annual fee of $8,600 related to service on the Board of Directors, with an additional $3,000 per annum paid to members of our Audit Committee. In 2007, each director was eligible to receive up to 25,000 stock options to acquire shares of common stock, with the exercise price being equal to the market price of our common stock on the date of grant. Subject to an annual review by the Company’s Compensation Committee, directors who are re-elected and continue to serve for more than one year may receive up to an additional 25,000 stock options after each annual general meeting in compensation for future service.

Commencing January 1, 2008, each director will receive an annual fee of $15,000 related to the service on the Board of Directors, with an additional $3,000 per annum paid to members of our Audit Committee and an additional $2,000 per annum paid to committee and board chair persons. New directors will be eligible to receive up to 75,000 stock options to acquire shares of common stock, with the exercise price being equal to the market price of our common stock on the date of the grant. Subject to an annual review by the Company’s Compensation Committee, directors who are re-elected and continue to serve for more than one year may receive up to an additional 25,000 stock options after each annual general meeting in compensation for future service.

Stockgroup Information Systems Inc.	Proxy Statement

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the directors, officers and employees is fair, reasonable and competitive.

Throughout this Proxy Statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2007, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

The following summary compensation table reflects all compensation awarded to, earned by, or paid to the Chief Executive Officer and President, our Chief Financial Officer and key senior management of our Company for all services rendered to us in all capacities during each of the 2007 fiscal year.

Stockgroup Information Systems Inc.	Proxy Statement

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (7)	Non-equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Marcus New (2) Chief Executive Officer	2007 2006	224,372 142,746	110,360 28,312	Nil Nil	Nil Nil	Nil Nil	Nil Nil	25,928 23,826	360,660 194,884

Susan Lovell (3) Chief Financial Officer	2007 2006	124,985 76,610	9,300 8,267	Nil Nil	37,900 24,750	Nil Nil	Nil Nil	2,149 6,422	174,334 116,049

Bruce Nunn (4) Vice President, Marketing	2007 2006	105,090 94,834	Nil 5,511	Nil Nil	37,900 Nil	Nil Nil	Nil Nil	2,149 Nil	145,139 100,345

Michael Donnelly (5) Vice President, Sales	2007 2006	104,256 94,074	43,952 46,285	Nil Nil	Nil 41,400	Nil Nil	Nil Nil	Nil Nil	100,345 181,759

Joe McWilliams (6)	2007	73,994	10,577	Nil	91,530	Nil	Nil	Nil	176,101

Vice President, Advertising Sales	2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)

All amounts are stated in U.S. dollars. For payment in other currencies other than the U.S. dollar, translation of compensation into U.S. dollars is made using the average exchange rate for 2007 except for the salary and bonus amounts for Mr. New as described below.

(2)

Mr. New’s annual compensation was set by the Compensation Committee in U.S. dollars and has been paid in Canadian dollars at an exchange rate determined by the Compensation Committee. All other compensation for Mr. New includes $15,364 of costs associated with the lease of a car and $1,768 of costs associated with insuring such car.

(3)	Ms. Lovell joined our Company as Chief Financial Officer on April 3, 2006. All other compensation comprises parking.

(4)	All other compensation for Mr. Nunn comprises parking.

(5)	Mr. Donnelly joined our Company as Vice President, Sales on May 31, 2006 and his employment with the Company ended effective July 13, 2007.

(6)

Mr. McWilliams joined the Company as Vice President, Advertising Sales on July 16, 2007 and his employment with the Company ended effective February 15, 2008. Mr. McWilliams’ options expired at this time.

(7)

The amounts shown in this column reflect the dollar amounts recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with FAS 123R. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 3 to our audited consolidated financial statements for the year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on April 1, 2008.

No Restricted Stock Awards (RSAs), Stock Appreciation Rights (SARs) or Long Term Incentive Plans (LTIPs) were awarded to named executive officers in 2007.

Stockgroup Information Systems Inc.	Proxy Statement

Stock Option Program

The Stock Option Program assists the Company to accomplish the following:

  to attract and retain the best available personnel for positions of responsibility within the Company;

  to provide additional incentives to employees, officers, directors and consultants of the Company;

  provide employees, directors and consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company;

  to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value; and

  aligning the interests of such persons with the interests of the Company’s shareholders generally.

Stock option award levels are determined based on market data, vary among participants based on their positions within the Company and are granted at the Compensation Committee’s scheduled meeting(s). Options are awarded at the TSX-V or NASDAQ closing price of the Company’s Common Stock on the date of the grant. The Committee has never granted options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended December 31, 2007

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2007.

2007 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Option Awards: Number of Securities Underlying Options Granted (#)	% of Net Options Granted To Employees in Year	Exercise Price ($)	Expiration Date
Marcus New	N/A	N/A	N/A	N/A	N/A
Susan Lovell	17- May- 2007	50,000	5.22%	1.115	17-May- 2012
Bruce Nunn	20-Aug- 2007 07-Sept- 2007	50,000 10,000	5.22% 1.04%	0.629 0.652	20-Aug- 2012 07-Sept- 2012
Michael Donnelly	N/A	N/A	N/A	N/A	N/A
Joe McWilliams	16-Oct- 2007	135,000	14.11%	0.678	16-Oct-2012

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2007:

Stockgroup Information Systems Inc.	Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Marcus New	400,000 (1)	N/A	N/A	0.220	04-Mar- 2008	N/A	N/A	N/A	N/A
	300,000	N/A	N/A	0.170	13-May- 2008	N/A	N/A	N/A	N/A
	652,500	N/A	N/A	0.270	09-Feb- 2009	N/A	N/A	N/A	N/A

Susan Lovell (2)	65,625	84,375	N/A	0.340	03-Apr- 2011	N/A	N/A	N/A	N/A
	6,250	43,750	N/A	1.115	17-May- 2012	N/A	N/A	N/A	N/A

Bruce Nunn (3)	75,000	N/A	N/A	0.315	07-Sept- 2010	N/A	N/A	N/A	N/A
	6,250	43,750	N/A	0.900	20-Aug- 2012	N/A	N/A	N/A	N/A
		10,000	N/A	0.920	07-Sept- 2012	N/A	N/A	N/A	N/A

Michael Donnelly (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Joe McWilliams (5)		135,000	N/A	0.950	16-Oct- 2012	N/A	N/A	N/A	N/A

(1)

Mr. New exercised these options on March 4, 2008 immediately prior to their expiry date. The Company’s Insider Trading Policy permits insiders to exercise options during a blackout period if the options are about to expire, but not to purchase or sell shares.

(2)	Options expiring 03-Apr-2011 and 17-May-2012 vest over 4 years at the rate of 6.25% per quarter in arrears, starting three months after the grant date.

(3)

Options expiring 07-Sept-2010 vest at the rate of 12.5% per quarter in arrears, starting on December 7, 2005; options expiring on 20-Aug-2012 vesting over 4 years at 6.25% per quarter beginning three months after grant date; and vesting at one third per year over a three year period on the anniversary of grant date.

(4)	Mr. Donnelly exercised his vested options in 2007.

(5)	Options vest at one third per year over a three year period on the anniversary of the grant date. Mr. McWilliams’ options expired effective February 15, 2008.

Stockgroup Information Systems Inc.	Proxy Statement

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We have an employment agreement with our CEO, Marcus New, which became effective on February 9, 2004. Under the Agreement, for 2007, Mr. New received an annual base salary of C$240,000 (or US$223,000). He is entitled to a minimum 5% annual compensation increase. All increases are approved by our Compensation Committee. In addition, he receives an incentive compensation bonus based on achieving certain goals in the calendar year. For 2007, Mr New received a bonus of C$119,000 (or US$110,000). Mr. New will be entitled to 12 months of severance which will include pay in lieu of notice plus an additional one month severance for each year of employment up to a maximum of 24 months, should we elect to terminate his employment without cause. The employment agreement contains a confidentiality clause and a 24-month non-competition clause. There is no specified termination date in the Agreement.

We have an employment agreement with our Chief Financial Officer, Susan Lovell. In 2007, her annual base salary was adjusted to C$138,000 (or US$128,000), from her annual base salary in 2006 of C$120,000. In 2007, she also received a one time bonus of C$10,000 (or US$9,000). Per her employment agreement, Ms. Lovell’s annual salary is subject to normal salary increases, and is entitled to a C$25,000 annual maximum incentive compensation bonus, based on the achievement of both Company and departmental goals. On her date of employment, April 3, 2006, she received 150,000 stock options for the Company’s shares of common stock at an exercise price of $0.34 per share, which will vest over 4 years at 6.25% per quarter in arrears (with immediate vesting in the event of a change in control). Stock options for 50,000 of Company shares of common stock were also issued to Ms. Lovell on May 17, 2007, vesting over 4 years at 6.25% per quarter beginning three months after grant date. Ms. Lovell will be entitled to one month of severance, which will include pay in lieu of notice, for each year of employment up to a maximum of four months, should the Company elect to terminate her employment without cause after 395 days.

We have an employment agreement with our Vice President of Marketing, Bruce Nunn. In 2007, his annual base salary was C$113,000 (or US$106,000). Per his employment agreement, Mr. Nunn’s annual base salary is subject to normal salary increases. In 2007, Mr. Nunn’s annual maximum incentive compensation bonus was C$45,000 (or US$42,000) based on the achievement of both Company and departmental goals. On his date of employment, September 7, 2005, he received 75,000 stock options at an exercise price of $0.315 per share, which will vest over a two year period at 12.5% per quarter in arrears (with immediate vesting in the event of a change in control). Additional stock options for (i) 50,000 of Company shares of common stock were also issued to Mr. Nunn on August 20, 2007, vesting over 4 years at 6.25% per quarter beginning three months after grant date, and (ii) 10,000 of Company shares of common stock were also issued to Mr. Nunn on September 7, 2007, vesting at one third per year over a three year period on the anniversary of his grant date (with immediate vesting in the event of a change in control). Mr. Nunn will be entitled to one month of severance which will include pay in lieu of notice for each year of employment, should we elect to terminate Mr. Nunn’s employment without cause.

Until his employment with the Company ended effective July 13, 2007, we had an employment agreement with our Vice President of Sales, Michael Donnelly, who was to receive an annual base salary of US$160,000, subject to normal salary increases. In addition, Mr. Donnelly was to receive incentive compensation pay related to recognized revenue as outlined in a separate compensation agreement. On his date of employment, May 31, 2006, he received 200,000 stock options at an exercise price of $0.425 per share, which were to vest over a four year period at 6.25% per quarter in arrears. Mr. Donnelly was entitled to two months of severance which included pay in lieu of notice if we elected to terminate his employment after one year of employment without cause. Mr. Donnelly’s employment agreement contained a 12 month non-competition clause. Mr. Donnelly was paid severance pay of US$27,000.

Until his employment with the Company ended effective February 15, 2008, we had an employment agreement, beginning on July 16, 2008, with our Vice President of Monetization, Joe McWilliams, who was to receive an annual base salary of US$170,000 subject to normal salary increases, and was entitled to receive variable pay of 60% of his annual salary. On October 16, 2007, he was granted stock options for 135,000 of the Company’s shares of common stock, vesting at one third per year over a three year period on the anniversary of his grant date. These options expired when Mr. McWilliams’ employment with the Company ended effective February 15, 2008. Mr. McWilliams was to be entitled to one month of severance in lieu of notice for each year of employment up to a maximum of 4 months severance, if the Company elected to terminate Mr. McWilliams employment without cause.

Stockgroup Information Systems Inc.	Proxy Statement

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our registered common stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and persons who own more than 10% of our stock are also required by SEC rules to furnish us with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act.

Based solely on our review of copies of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3 and Forms 5 and amendments thereto furnished to us with respect to 2007, and any written representations referred to in Item 405(b)(1) of Regulation S-B of the Securities Act stating that no Forms 5 were required, we believe that, during 2007, all Section 16(a) filing requirements applicable to our officers, directors and more than 10% shareholders, were complied with except for certain late Form 5 filings. Corrective filings were made for these incidences of non-compliance. During 2007, there were no late filings on Forms 3 and 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our shares of common stock as of May 12, 2008 for each person or entity (including group) that is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Information related to holders of more than 5% of our outstanding shares of common stock was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

Name of Beneficial Owner(1)	Amount and Nature of	Percentage of Class
	Beneficial Ownership	Beneficially Owned
Marcus A. New (2)	5,163,254	12.1%
Oppenheimer Funds	3,000,000	7.3%

(1) Except as otherwise noted, the address of the beneficial owners listed in the table below is c/o Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, B.C. V6C 2T7.
(2) On March 11, 1999, we entered into a Share Exchange and Share Purchase Agreement through our wholly owned subsidiary 579818 B.C. Ltd., with Stockgroup Media Inc. (formerly Stock Research Group, Inc.) and all of its shareholders. Under that agreement we acquired all of the issued and outstanding shares of Stock Research Group and in consideration 579818 B.C. Ltd. issued 3,900,000 Class A Exchangeable Shares to Stock Research Group shareholders. The exchangeable shares held by Stockgroup Research Group shareholders may be converted, at the option of the holder, into an equal number of shares of shares of common stock of our Company held by a trustee. Pending any such conversion, each holder of the exchangeable shares has the right to vote, or to direct the trustee to vote on their behalf, an equivalent number of shares of common stock held of record by them. The trustee has no discretion as to the voting or disposition of such common stock. At [May 12, 2008], there were 2,134,000 exchangeable shares outstanding, owned as follows: (a) 169,500 exchangeable shares owned directly by Marcus New, the Company’s President and CEO; (b) 19,500 exchangeable shares owned directly by Yvonne New (spouse of Marcus New, the Company’s President and CEO); and (c) 1,945,000 exchangeable shares owned indirectly owned by Marcus New and Yvonne New (spouse of Marcus New, the Company’s President and CEO), through 518464 B.C. Ltd., a private British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%. In addition to the exchangeable shares beneficially owned as described above, including those owned by Mrs. New, Mr. New owns 376,700 shares of common stock which were purchased in the open market, 416,777 shares of common stock which were purchased via our September 2006 private placement, the right to purchase 416,777 additional shares of common stock on the exercise of share purchase warrants and 1,352,500 fully vested stock options to purchase common stock. He also beneficially owns 466,500 shares of common stock that Mrs. New directly owns.

Security Ownership of Management

The following table sets forth the beneficial ownership of our shares of common stock as of [May 12, 2008] for the following: (i) each of our directors and nominees for director; (ii) our Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table; and (iii) all our directors and our executive

Stockgroup Information Systems Inc.	Proxy Statement

officers as a group. Information related to directors and executive officers is as of May 12, 2008 and options and warrants exercisable within 60 days after May 12, 2008.

Name of Beneficial Owner(1)	Amount and Nature of	Percentage of Class
	Beneficial Ownership	Beneficially Owned
Directors and Nominees for Director
Marcus A. New (2)	5,163,254	12.1%
David Caddey (3)	576,459	1.4%
Louis deBoer II (4)	233,125	*
Patrick Spain (5)	353,375	*
Stephen Zacharias (6)	468,672	1.1%
Thomas Baker (7)	135,338	*
Executive Officers
Susan Lovell (8)	329,875	*
Bruce Nunn (9)	241,800	*
All directors and officers as a group (10) * less than 1%	7,501,898	16.9%

(1)	Except as otherwise noted, the address of the beneficial owners listed in the table below is c/o Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, B.C. V6C 2T7.

(2)	See description of holdings in section above on beneficial owners who own more than 5% of our outstanding shares of common stock.

(3)	Includes 183,125 shares issuable on the exercise of stock options and 166,667 shares issuable on the exercise of share warrants, as of May 12, 2008, or 60 days thereafter.

(4)	Includes 183,125 shares issuable on the exercise of stock options as of May 12, 2008, or 60 days thereafter.

(5)	Includes 176,875 shares issuable on the exercise of stock options and 70,000 shares issuable on the exercise of share warrants, as of May 12, 2008, or 60 days thereafter.

(6)	Includes 68,672 shares issuable on the exercise of stock options and 200,000 shares issuable on the exercise of share warrants, as of May 12, 2008, or 60 days thereafter.

(7)	Includes 68,672 shares issuable on the exercise of stock options and 33,333 shares issuable on the exercise of share warrants, as of May 12, 2008, or 60 days thereafter.

(8)	Includes 84,375 shares issuable on the exercise of stock options and 100,000 shares issuable on the exercise of share warrants, as of May 12, 2008, or 60 days thereafter.

(9)	Includes 175,000 shares issuable on the exercise of stock options and 33,400 shares issuable on the exercise of share warrants, as of May 12, 2008, or 60 days thereafter.

(10)	See notes 1 though 9, above.

Applicable percentage ownership in the above table is based on 40,916,921 shares outstanding as of May 12, 2008. The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of May 12, 2008, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes above, we believe each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

The Board recommends the ratification by the shareholders of the appointment by the Board of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2008. In the absence of instructions to the contrary, the shares of common stock represented by a proxy delivered to the Board will be voted FOR the ratification of the appointment of Deloitte & Touche LLP.

On May 30, 2006, the Company dismissed Ernst & Young LLP and we engaged Deloitte & Touche LLP, independent registered chartered accountants, as our principal accountant with the approval of our Company’s Board of Directors. The decision to dismiss Ernst & Young LLP was recommended and approved by the Audit Committee and the Board and was the result of a competitive bidding process conducted in the ordinary course of business.

Services performed by our principal accountant during 2007 consisted of the examination of our financial statements, services related to filings with the SEC and the TSX Venture Exchange, consulting and regulatory filing reviews in connection with private placements, domestic and foreign tax compliance work, tax filings and tax consulting services.

Audit Fees

Fees billed for audit services totalled approximately $204,000 for 2007 and $65,000 for 2006, including fees associated with the annual audit and the reviews of our quarterly reports on Form 10-QSB.

Audit-Related Fees

Fees billed for audit related services totalled approximately $9,000 for 2007 and $3,000 for 2006. Audit related fees include services related to other regulatory filings and other accounting matters.

Tax Fees

Fees billed for tax services, including tax compliance and tax advice, totalled approximately $75,000 for 2007 and $46,800 for 2006.

All Other Fees

All other types of fees totalled $2,000. We did not incur other types of fees in 2006.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL 3: TO APPROVE THE STOCKGROUP INFORMATION
SYSTEMS INC. AMENDED AND RESTATED STOCK OPTION PLAN.

On April 16, 2008, the Company’s Board of Directors, subject to shareholder and stock exchange approval, amended and restated the Company’s Stock Option Plan (the “Amended and Restated Stock Option Plan”), to allow for vesting of stock options issued under the plan to occur on such terms as determined by the Board in its discretion, subject to certain regulatory requirements, and to amend certain definitions contained in the Stock Option Plan. The Company is seeking shareholder approval for the Amended and Restated Stock Option Plan.

The purpose of the Amended and Restated Stock Option Plan is to help attract, retain and motivate key employees and members of management. The Board of Directors believes that stock options and other stock-based awards play an important role in the success of the Company by encouraging and enabling key employees and members of management to acquire a proprietary interest in the Company, and by assisting the Company in retaining such personnel while conserving the Company’s cash. By continuing to provide such stock-based compensation, the Company will continue to align the interests of such key employees with those of the Company and its stockholders and focus the attention of management on the long term success of the Company.

Reasons for Seeking Shareholder Approval

The Board of Directors believes that the Amended and Restated Stock Option Plan is essential to permit the Company’s management to effectively retain key personnel. The amendments to the stock option plan allow the Board to have greater flexibility in determining vesting provisions for options granted under the Amended and Restated Stock Option Plan.

Description of the Stock Option Plan

The following summary is qualified in its entirety by the full text of the Amended and Restated Stock Option Plan. Stockholders who desire a more complete understanding of the Amended and Restated Stock Option Plan are urged to review the entire text of such plan. A copy of the Amended and Restated Stock Option Plan is attached to this Proxy Statement as Appendix A. Any references to the Stock Option Plan below apply equally to the Amended and Restated Stock Option Plan unless explicitly stated otherwise.

The Company grants stock options pursuant to shareholder approved stock option plans. The Company's 1999, 2000, 2001, 2002, and 2003 Stock Option Plans (collectively the “Plans”) authorize a total of 5,220,600 shares of common stock for issuance. The Plans entitle employees, non-employee directors, and consultants to purchase shares of common stock of the Company on the exercise of stock options. Options immediately become exercisable once vested. Any options that do not vest as the result of a grantee leaving the Company are forfeited and the shares of common stock underlying them are returned to the reserve if they were granted under the 2003 Stock Option Plan.

The Company generally grants stock options for a fixed number of shares to employees with an exercise price equal to at least the fair market value of the underlying shares of common stock on the date of grant. The standard vesting schedule used for stock option grants to most employees is a two year vesting calendar, with equal vesting occurring at the end of each quarterly period. Stock option grants to management generally follow a four year vesting calendar, with vesting occurring at the end of each quarterly period. All stock options are denominated in U.S. dollars and expire either five or six years after the date of grant.

Stockgroup Information Systems Inc.	Proxy Statement

The following table provides information on the Company’s outstanding options and options available for grant at December 31, 2007, and activity since December 31, 2005:

			Options Outstanding
	Number of	Number of	Price Per Share	Weighted
	Options	Options	U.S. $	Average
	Available For			Exercise
	Grant			Price U.S. $
Balance at December 31, 2005	955,075	4,129,400	$0.12 - $0.59	$0.26
Options granted	(1,201,250)	1,201,250	$0.29 - $0.44	$0.38
Options exercised	–	(761,400)	$0.15 - $0.36	$0.25
Options forfeited	637,500	(685,000)	$0.15 - $0.38	$0.30
Balance at December 31, 2006	391,325	3,884,250	$0.12 - $0.59	$0.29
Additional options authorized	3,300,000
Options granted	(1,107,000)	1,107,000	$0.41 - $1.25	$0.85
Options exercised	–	(732,175)	$0.12 - $0.43	$0.23
Options forfeited	347,450	(397,450)	$0.31 - $1.08	$0.57
Balance at December 31, 2007	2,931,775	3,861,625	$0.12 - $1.25	$0.64

The Company ceased granting of stock options under its 1999, 2000, 2001 and 2002 Stock Option Plans in December 2002. Stock options outstanding to purchase shares of common stock under these plans continue to be exercisable as vested until exercised or forfeited, and if forfeited, they are no longer available for future grants. For 2007, there were 732,175 options exercised for proceeds of $182,000. For 2006, there were 761,400 options exercised for proceeds of $189,594. Subsequent to December 31, 2007, an additional 650,000 options were granted under the 2007 Stock Option Plan with an average exercise price of $0.58.

In March 2007, the Board, upon the recommendation of the Compensation Committee (the “Committee”), unanimously approved and adopted the Corporation’s 2007 Stock Option Plan (the “2007 Plan”) which is a new plan to make available 3,300,000 non-qualified options to purchase the Corporation’s shares of common stock. The 2007 Plan was approved by the Company’s shareholders at the Company’s 2007 annual general meeting.

Philosophy

We have a company philosophy of “shared fate” which recognizes there is a community of interest among all of our stakeholders. We believe the Corporation’s Stock Option Plan for directors, employees, officers, consultants and advisors under which all eligible for option grants, creates an ownership consciousness among the stakeholders that more closely aligns their interests with those of our shareholders. Through our broad-based plan, our stakeholders share in the risks and the rewards of our business.

Summary Description of the Amended and Restated Stock Option Plan

The following is a brief summary of the material features of the Amended and Restated Stock Option Plan. The full text of the plan document is attached as Appendix "A".

Stockgroup Information Systems Inc.	Proxy Statement

Administration and Operation

The Amended and Restated Stock Option Plan, will be administered by the Board; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more “Non-Employee Directors” to administer the Plan on behalf of the Board, in accordance with Rule 16b-3 of the Securities Exchange Act of 1934. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefore, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3.

A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

The Committee or a Designated Officer (as defined in the Amended and Restated Stock Option Plan) of the Committee will have complete and absolute authority to make any and all decisions regarding the administration of the Amended and Restated Stock Option Plan, including the authority to construe and interpret the Amended and Restated Stock Option Plan and awards under the Amended and Restated Stock Option Plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend, modify or suspend awards. The Committee may delegate the right to act on its behalf to such persons and with respect to such matters as authorized by the Committee.

Eligibility

Consistent with the purposes of the Amended and Restated Stock Option Plan, options or shares may be granted only to such directors, officers, employees, consultants and advisors of the Company as determined by the Board, Committee or a Designated Officer. At no time, however, may Options under the Plan, together with all of the Company’s previously established or proposed share compensation arrangements, result, at any time, in:

1.

more than 5% of the outstanding shares of common stock of the Company being granted to any one participant in any 12 month period (unless the Company is classified as a Tier 1 Issuer, in accordance with the TSX Venture Exchange Corporate Finance Manual, and has obtained disinterested shareholder approval);

2.	more than 2% of the outstanding shares of common stock of the Company being granted to any one consultant in any 12 month period; or

3.	more than an aggregate of 2% of the outstanding shares of the common stock of the Company being granted to all employees conducting investor relations activities, in any 12 month period.

Other Provisions

The Board, Committee or a Designated Officer may from time to time authorize grants of options to purchase shares, to participants upon such terms and conditions as the Board, Committee or a Designated Officer may determine in accordance with the following provisions:

(a)            Options granted pursuant to the Amended and Restated Stock Option Plan would be non-qualified stock options. The Board or the Committee or a Designated Officer shall determine the specific terms of options.

(b)            Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the participant by the Company or such other conditions as the Board or the Committee or a Designated Officer may provide, that are necessary before the options or installments thereof shall become exercisable.

Stockgroup Information Systems Inc.	Proxy Statement

(c)            The granting of options to consultants who directly or indirectly beneficially own 10% or more of the Company’s issued and outstanding shares or who is an affiliate of such person must be approved by the requisite vote of the disinterested shareholders in accordance with applicable securities regulatory requirements.

(d)            Subject to regulatory requirements, all options issued under the Amended and Restated Stock Option Plan shall vest on such terms as determined by the Board of Directors in its discretion, except options granted to consultants conducting investor relations activities, which will vest over a period of at least one year.

(e)            All options issued under the Amended and Restated Stock Option Plan are non-transferable and non-assignable.

(f)            The term (the “Option Term”) of each option shall be ten (10) years from the date of grant, provided that no grant shall be effective until the Company and the participant have executed and delivered a signed agreement. In no case shall the Option Term exceed ten (10) years.

Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of transactions under the Amended and Restated Stock Option Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provision of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Nonqualified Stock Options. With respect to nonqualified stock options: (i) no income is recognized by the participant at the time the nonqualified stock option is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and the Company is entitled to a tax deduction in the same amount; and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of a participant at the time of grant, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND AND RESTATE THE STOCK OPTION PLAN TO ALLOW FOR VESTING OF STOCK OPTIONS ISSUED UNDER THE PLAN TO OCCUR ON SUCH TERMS AS DETERMINED BY THE BOARD IN ITS DISCRETION, SUBJECT TO REGULATORY REQUIREMENTS, AND TO AMEND CERTAIN DEFINITIONS CONTAINED IN THE STOCK OPTION PLAN.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL 4: TO AMEND THE ARTICLES OF INCORPORATION OF STOCKGROUP
INFORMATION SYSTEMS INC. TO CHANGE THE NAME OF THE COMPANY

The Board believes that it is in the best interest of the Company to change its name from Stockgroup Information Systems Inc. to “Stockhouse Inc.”, or such other name as chosen by the Board of Directors in its discretion. This requires an amendment to the Company’s Articles of Incorporation. Our Board of Directors believes that the new name, Stockhouse Inc., will more accurately reflect our current business activities, operations and business focus and will promote public recognition of the Company.

If approved by the shareholders, the name change will be implemented, if at all, only upon a determination by the Board that the name change is in the best interest of the Company at that time. The contemplated change of name is subject to certain regulatory approvals, including but not limited to approval by the regulatory body responsible for registering the Company in its jurisdiction of incorporation and stock exchange approval.

Changing the name of the Company will not have any effect on the rights of existing shareholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will not be requested to surrender for exchange any stock certificates they hold. However, the name change may result in a change to our OTC Bulletin Board and TSX Venture Exchange trading symbols. The new trading symbols will be determined at the time the name change becomes effective.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our Annual Meeting of shareholders for the year ending December 31, 2008 (the “2009 Annual Meeting”) must be received by our Corporation no later than January 31, 2009. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2009 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is submitted, notice of such proposal must be received by our Corporation no later than January 31, 2009; otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2009 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 500, 750 West Pender Street, Vancouver, British Columbia V6C 2T7 Attention: Corporate Secretary.

With respect to business to be brought before the 2008 annual meeting to be held on June 17, 2008, we have received no notices from shareholders that we were required to include in this proxy statement.

“HOUSEHOLDING” OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more

Stockgroup Information Systems Inc.	Proxy Statement

shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended December 31, 2007, we have not been a party to any transaction, proposed transaction, or series of transactions in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2007, which was filed with the SEC on April 1, 2008. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of May 12, 2008.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our shares of common stock upon written request to Corporate Secretary, Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission (the “SEC”) in the United States. The documents filed with the SEC are available to the public from the SEC’s Web site at http://www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at http://www.sedar.com.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company, 2nd Floor, 510 Burrard St., Vancouver, British Columbia, Canada V6C 3B9 (telephone 604-689-9853; facsimile 604-689-8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our shares of common stock, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the year ended December 31, 2007, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters

Stockgroup Information Systems Inc.	Proxy Statement

properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

______________________
Susan Lovell, CA
Corporate Secretary

Dated: May 15, 2008

Stockgroup Information Systems Inc.	Proxy Statement

Appendices

A. The Stockgroup Information Systems Inc. 2007 Amended and Restated Stock Option Plan

APPENDIX "A"

STOCKGROUP INFORMATION SYSTEMS INC. (THE “COMPANY”)
AMENDED AND RESTATED STOCK OPTION PLAN – 2007
3,300,000 OPTIONS

This 2007 Amended and Restated Stock Option Plan (the “Plan”) makes available, as of June 1, 2007, 3,300,000 options to purchase the Company’s common shares.

1.	Definitions

As used herein, the following definitions shall apply:

	(a)	“Agreement” shall mean the written agreement between the Company and the Participant relating to Options or Restricted Shares granted under the Plan.

	(b)	“Board” shall mean the Board of Directors of the Company.

	(c)	“Change of Control” means a change in ownership or control of the Company which is approved by the TSX Venture Exchange, effected through any of the following transactions:

(i)

the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

(ii)

a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either:

			(A)	have been Board members continuously since the beginning of such period; or

(B)

have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

			(C)	a Corporate Transaction as defined below.

	(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

	(e)	“Committee” shall mean the Committee appointed by the Board in accordance with Section 5 of the Plan, if one is appointed.

	(f)	“Company” shall mean Stockgroup Information Systems Inc., a Colorado corporation, and shall include any parent or subsidiary corporation of the Company.

	(g)	“Consultant” and “Advisor” means an individual who:

(i)

is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company other than services provided in relation to a “distribution” (as that term is defined in the Securities Act);

(ii)	provides the services under a written contract between the Company and the individual or a Consultant Entity (as defined in clause 1(g)(v), below);

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or any Subsidiary; and

(iv)

has a relationship with the Company or any Subsidiary that enables the individual to be knowledgeable about the business and affairs of the Company or is otherwise permitted by applicable Regulatory Rules to be granted Options as a Consultant or as an equivalent thereof, and includes:

(v)	a corporation of which the individual is an employee or shareholder or a partnership of which the individual is an employee or partner (a “Consultant Entity”); or

(vi)	an RRSP or RRIF established by or for the individual under which he or she is the beneficiary.

(h)	“Corporate Transaction” means any of the following shareholder-approved transactions to which the Company is a party:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

(iii)

any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

(i)	“Date of Grant” means the date specified by the Board or the Committee or a Designated Officer on which a grant of Options shall become effective.

(j)	“Designated Officer” shall mean an Officer designated under Section 5.2(b) herein.

(k)	“Director” shall mean a member of the Board.

(l)	“Effective Date” shall have the meaning ascribed thereto in Section 7.

(m)	“Employee” means:

(i)

an individual who works full-time or part-time for the Company and such other individual as may, from time to time, be permitted by applicable Regulatory Rules to be granted Options as an employee or as an equivalent thereto; or

(ii) an individual who works for the Company either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source, and includes:

(iii)	a corporation wholly-owned by such individual; and

(iv)	any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)	“Fair Market Value” per share shall mean:

(i)

if the Shares is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Designated Officer deems reliable;

(ii)

if the Shares is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination, as reported in The Wall Street Journal or such other source as the Designated Officer deems reliable; or

(iii) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Designated Officer.

(p)	“Officer” shall mean any officer of the Company.

(q)	“Non-qualified Stock Option” means an Option that is not intended to qualify as a Tax-Qualified Option (as defined in the Code).

(r)	“Option” means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option granted pursuant to Section 8 of this Plan.

(s)	“Option Price” means the purchase price payable upon the exercise of an Option.

(t)	“Optioned Stock” shall mean the Shares subject to an Option.

(u)	“Option Term” shall have the meaning ascribed to it in Section 8.3.

(v)	“Optionee” means a Person or Entity who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(w)	“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)	“Participant” means a person who is selected by the Board or the Committee or a Designated Officer to receive benefits under this Plan and:

(i)	is at that time an Employee, Officer, Director, or a Consultant or Advisor, to the Company, or

(ii)	has agreed to commence serving in any such capacity.

(y)

“Person or Entity” means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(z)	“Personal Representative” means:

(i) in the case of a deceased Optionee, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii) in the case of an Optionee who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Optionee.

(aa)	“Plan” shall mean this Amended and Restated 2007 Stock Option Plan, as amended from time to time in accordance with the terms hereof.

(bb)

“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder.

(cc)

“Regulatory Rules” means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities.

(dd)

“Restricted Shares” means Common Shares granted or sold pursuant to Section 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8 hereof has expired.

(ee)	“Rule 16b-3” means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

(ff)	“Securities Act” means the Securities Act (British Columbia), RSBC 1996, c.418 as from time to time amended.

(gg)	“Shares” or “Common Shares” shall mean:

(i) shares of the common stock of the Company, no par value, described in the Company's Articles of Incorporation, as amended; and

(ii)

any security into which shares of the common stock of the Company may be converted by reason of any transaction or event of the type referred to in Section 9 of this Plan, in each case as the same may be adjusted pursuant to Section 9 of this Plan.

(hh)	“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ii)	“Tax Date” shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

(jj)	“Termination Date” shall have the meaning ascribed thereto in Section 12.

2.	Purposes of the Plan

The purposes of this Plan are the following:

(a) to attract and retain the best available personnel for positions of responsibility within the Company;

(b) to provide additional incentives to Employees, Officers, Directors and Consultants of the Company;

(c)

to provide Employees, Directors, Officers and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company;

(d) to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value; and

(e) to align the interests of such persons with the interests of the Company’s shareholders generally.

Incentive benefits granted hereunder are Non-qualified Stock Options or Restricted Shares, as those terms are hereinafter defined. The Options granted shall be reflected in the terms of a written Agreement. No Option granted hereunder shall be effective until an Agreement with respect to such Option is executed by both the Company and the Participant. Execution of the Agreement shall not effect the Grant Date.

3.	The Plan

The Plan is not effective until all approvals of the Plan pursuant to Sections 14.8 and 14.13 hereof are obtained.

4.	Shares Subject to the Plan

Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is Three Million Three Hundred Thousand (3,300,000) Shares. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year.

For the purposes of this Section 4:

(a) Upon expiration or cancellation of any award granted under this Plan, any Shares that were covered by such award shall again be available for issuance or transfer hereunder.

(b)

Shares covered by any award granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or the time when dividends or dividend equivalents are paid thereon.

5.	Administration of the Plan

5.1        Procedure

(a)

The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more “Non-Employee Directors” to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

(b)

Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

(c)

A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(d)	Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 5.

5.2	Power of the Board or the Committee or a Designated Officer

(a)	Subject to the provisions of the Plan and subject to any applicable stock exchange, where required, the Board, the Committee or a Designated Officer shall have the authority, in its discretion:

	(i)	to grant Options or shares to Participants;

	(ii)	to determine, upon review of relevant information and in accordance with Section 1(o) of the Plan, the Fair Market Value of the Shares;

	(iii)	to determine the Option price per share of Options to be granted, which Option Price shall be determined in accordance with Section 8.4 of the Plan;

	(iv)	to determine the number of Shares to be represented by each Option;

	(v)	to determine the Participants to whom, and the time or times at which, Options or shares shall be granted;

	(vi)	to interpret the Plan;

	(vii)	to prescribe, amend and rescind rules and regulations relating to the Plan;

	(viii)	to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option;

	(ix)	to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

	(x)	to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board;

	(xi)	to accept or reject the election made by an Optionee pursuant to Section 8.7 of the Plan;

	(xii)	to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to performance criteria; and

	(xiii)	to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b)

The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

5.3        Effect of Board or Committee or Designated Officer Decisions

All decisions and determinations and the interpretation and construction by the Board or the committee or a Designated Officer of any provision of this Plan or any agreement, notification or document evidencing the grant of Options and any determination by the Board or the Committee or a Designated Officer pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or the Committee or a Designated Officer shall be liable for any such action taken or determination made in good faith.

6.	Eligibility

Consistent with the Plan's purposes, Options or Shares may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option or Shares may, if he or she is otherwise eligible, be granted an additional Option or Shares. It is required under the Plan that where Options are granted to Directors, Officers, Employees, Consultants and Advisors of the Company, the Company represents that the Optionee is a bona fide Director, Officer, Employee, Consultant or Advisor as the case may be.

At no time, however, may Options under the Plan, together with all of the Company’s previously established or proposed share compensation arrangements, result, at any time, in:

(a)

more than 5% of the outstanding shares of common stock of the Company being granted to any one Participant in any 12 month period (unless the Company is classified as a Tier 1 Issuer, in accordance with the TSX Venture Exchange Corporate Finance Manual, and has obtained disinterested shareholder approval);

(b) more than 2% of the outstanding shares of common stock of the Company being granted to any one Consultant in any 12 month period; or

(c) more than an aggregate of 2% of the outstanding shares of the common stock of the Company being granted to all employees conducting investor relations activities, in any 12 month period.

The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

7.	Board Approval; Effective Date

Pursuant to Section 3 hereof, the Plan shall take effect on June 1, 2007 (the “Effective Date”). No Option may be granted after the Termination Date as hereinafter defined.

8.	Options or Shares

The Board or the Committee or a Designated Officer may from time to time authorize grants to Participants of Options to purchase Shares, or the grant of shares upon such terms and conditions as the Board or the Committee or a Designated Officer may determine in accordance with the following provisions:

8.1        Options or Shares to be Granted; Terms

(a)	Options granted pursuant to this Section 8 would be Non-qualified Stock Options. The Board or the Committee or a Designated Officer shall determine the specific terms of Options.

(b)

Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee or a Designated Officer may provide, that are necessary before the Options or installments thereof shall become exercisable.

(c)

Subject to regulatory requirements, all options issued under the Plan shall vest on such terms as determined by the Board of Directors in its discretion, except options granted to Consultants performing investor relations activities, which will at a minimum vest in stages over 12 months with no more than 1/4 of the options vesting in any three month period.

(d)	All Options issued under the Plan are non-transferable and non-assignable.

8.2        Number of Shares Subject to Options

Each grant shall specify the number of Shares to which it pertains. Subject to Section 6, successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

8.3        Term of Option; Earlier Termination

Subject to further provisions of this Section 8, unless otherwise provided in the Agreement, the term (the “Option Term”) of each Option shall be five (5) years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Agreement. In no case shall the Option Term exceed five (5) years unless the Options expire during a Company imposed black-out period. If an Optionee’s Options terminate due to the expiration of the Option Term, during a Company imposed black-out period, the Directors of the Company, by a majority vote, may, at their discretion, extend the Option Term.

8.4        Exercise Price

Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee or a Designated Officer; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company. In the case of options granted to consultants, the exercise price shall be no less than the Fair Market Value per share on the Date of Grant. Any reduction in exercise price for the Option of an Insider of the Company will be subject to disinterested shareholder approval.

8.5         Payment for Shares

The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid in cash in the form of United States currency or check or other cash equivalent acceptable to the Company.

8.6        Rights as a Stockholder

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option.

8.7        Exercise of Option

(a)	Procedure for Exercise

(i)

Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee or a Designated Officer, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or the Committee or a Designated Officer at the time of grant, an Option may be exercised in whole or in part.

(ii)

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or the Committee or a Designated Officer, consist of any consideration and method of payment allowable under Section 8.5 of the Plan.

(iii)

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)

Termination of Status as an Employee, Director, Officer, Consultant or Advisor. Unless otherwise provided in an Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee receives notice that the Employee's employment by the Company is terminated. In no case shall options issued to a Director, Officer, Employee, Consultant or Advisor be exercisable for more than sixty (60) calendar days after the Optionee ceases to be in one of those categories. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his or her Option at any time within sixty (60) calendar days after the date he or she ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of such termination, or if the Employee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. Options granted to an Optionee who is engaged in Investor Relations Activities shall expire within thirty (30) days after the Optionee ceases to be employed to provide investor relations activities.

(c)

Death. Unless otherwise provided in the Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee, the Option may be exercised at any time within twelve (12) months following the date of death by the Optionee's executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d)

Disability of Optionee. In the event of termination of an Optionee’s consulting relationship or continuous status as an Employee as a result of his or her disability, an Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that an Optionee is not entitled to exercise the Option at the date of termination, or if an Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)

Leave of Absence. Excluding an approved maternity or paternity leave, in the event of a management approved leave of absence, any unvested Options shall cease to vest and shall not be exercisable as if you were an active employee of the Company, subject to the terms of this Plan. If you return to active status, your Options will continue to vest and be exercisable in accordance with their terms. If you do not return to active status within 30 calendar days, your unvested Options will be canceled immediately and your vested Options will be canceled on the 31st day following your last day of active employment.

(f)

Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(g)

Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

8.8 Agreement

Each grant of an Option or Restricted Share award shall be evidenced by an Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee or a Designated Officer may determine consistent with this Plan.

9.	Adjustments Upon Changes in Capitalization or Merger

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or the Committee or a Designated Officer, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number of Shares subject to an Option or the Option Price thereof.

In the event of the proposed dissolution or liquidation of the Company, and subject to TSX Venture Exchange approval as required, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

10.	Transferability

Except to the extent otherwise expressly provided in the Plan, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. No Option granted under this Plan may be transferred by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionees jurisdiction of residence. Options granted under this Plan may not be exercised during a Participant's lifetime except by the Optionee or, in the event of the Optionee’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under applicable law and court supervision.

11.	Time of Granting of Options

The Date of Grant of an Option shall, for all purposes, be the date on which the Board or the Committee or a Designated Officer makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant. The date the Optionee executes the Agreement shall have no effect on the Grant Date.

12.	Amendment and Termination of the Plan

The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

Notwithstanding the foregoing, this Plan shall terminate upon the earlier of the date on which all awards available for issuance in the last year of the Plan shall have been issued and fully exercised (the “Termination Date”). Upon termination of the Plan, no further Options may be granted pursuant to the Plan, but all Options granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the Agreements evidencing such Options.

13.	Withholding Taxes

The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold any amounts due to federal, state, local or foreign laws and/or regulations in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes or other amounts required to be withheld. At the discretion of the Board or the Committee or a Designated Officer, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

14.	Miscellaneous Provisions

	14.1	Plan Expense

Any expenses of administering this Plan shall be borne by the Company.

	14.2	Construction of Plan

The place of administration of the Plan shall be in Vancouver, British Columbia or such other cities as the

Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

	14.3	Other Compensation

The Board or the Committee or a Designated Officer may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

	14.4	Continuation of Employment or Services

This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

	14.5	Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence

Notwithstanding any other provision of this Plan to the contrary, and subject to TSX Venture Exchange Approval, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Board or the Committee or a Designated Officer may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

	14.6	Binding Effect

The provisions of the Plan and the applicable Agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

	14.7	Exchange Act Compliance

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee or a Designated Officer fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee or a Designated Officer.

14.8       Conditions upon Issuance of Shares

(a)

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the British Columbia Securities Act, applicable securities legislation in any other jurisdiction, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

(c)

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.9       Fractional Shares

The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee or a Designated Officer may provide for the elimination of fractions or for the settlement thereof in cash.

14.10      Reservation of Shares

The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

14.11      Indemnification

In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee and any Designated Officer shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member or a Designated Officer shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member or a Designated Officer undertakes to handle and defend it on his own behalf.

14.12      Use of Proceeds

Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

14.13      Regulatory Approvals

(a)	The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

(b)

No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws.

14.14      Other Tax Matters

Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America and Canada or any state, province or territory thereof.

Proxy
ANNUAL & SPECIAL
MEETING OF SHAREHOLDERS OF
STOCKGROUP INFORMATION SYSTEMS INC.
TO BE HELD AT Suite 500- 750 West Pender Street, Vancouver,
British Columbia
ON Tuesday, June 17, 2008 AT 10:00 AM PDT	SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE. Resolutions (For full details of each resolution, please see the enclosed Information Circular)

			For	Against	Withhold

I/We being holder(s) of the Company hereby appoint: Marcus New, a Director of the Company, or failing this person, David Caddey, a Director of the Company, or in the place of the foregoing,

(print the name) _____________________________________________,

as my/our proxyholder with full power of substitution to ttend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.

I/We hereby direct the proxyholder to vote the securities of he Company recorded in my/our name as specified herein.

I/We hereby revoke any proxy previously given to attend and vote at said Meeting.

	1.	To elect as Director, Marcus New		N/A
	2.	To elect as Director, David Caddey		N/A
	3.	To elect as Director, Louis deBoer II		N/A
	4.	To elect as Director, Patrick Spain		N/A
	5.	To elect as Director, Stephen Zacharias		N/A
	6.	To elect as Director, Thomas Baker		N/A
	7.	To elect as Director, Janet Scardino		N/A
	8.	To appoint Deloitte & Touche LLP as independent auditors
	9.	To approve the amended and restated Stock Option Plan
	10.	To approve the amendment of the Articles of ncorporation to change the name of the Company
	11.	To grant the proxyholder authority to vote t his/her discretion on any other business or amendment or variation to the previous resolutions

SECURITYHOLDER SIGN HERE: _______________________ DATE SIGNED: _____________________________________ THIS FORM MUST BE SIGNED AND DATED ABOVE.

INSTRUCTIONS FOR COMPLETIONOF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Pacific Corporate Trust Company.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)      appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not) proxyholder complete the blank space provided for the appointment of an alternate . Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR

(b)      appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

7.

Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.

8.

To be represented at the Meeting, proxies submitted must be received at the of Pacific Corporate Management Trust Company at the address below, by mail or by facsimile, no later than forty-eight (“48”) hours (the “Proxy Deadline”), excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof. Notwithstanding the foregoing, Proxies may be accepted by the Chair of the Meeting in his or her discretion after the Proxy Deadline prior to the commencement of the Meeting.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at http://webvote.pctc.com. To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683) .

Please have this proxy in hand when you call. A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR PROXY BY MAIL OR FAX to PACIFIC CORPORATE TRUST COMPANY

510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9. Fax number 604-689-8144.
Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual. Do not mail the printed proxy or VIF if you have voted by the internet or telephone.